UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 23, 2011

Emmaus Life Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

20725 S. Western Avenue, Suite 136, Torrance, CA 90501
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    310-214-0065

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 23, 2011, EFP Rotenberg LLP, the auditors for Emmaus Life Sciences, Inc. (the “Company”), notified the Company that the financial statements as of and for the year ended December 31, 2010, the three months ended March 31, 2011 and the six months ended June 30, 2011 should no longer be relied upon due to an accounting error in such financial statements.

The Company has restated its previously issued consolidated financial statements to correctly report its deferred tax assets and liabilities related to unrealized gain on available-for-sale securities, which was not previously included in the financial statements.  Specifically, the financial statements are restated to reflect the tax effect on the unrealized gain on securities and to reflect the unrealized gain on securities to be net of the related tax effect.   The effect of the restatement on results of operations and financial position as of and for the year ended December 31, 2010, the three months ended March 31, 2011 and the six months ended June 30, 2011 were as follows:

December 31, 2010

	As previously reported	Restated
Deferred tax asset	$-	$217,029
Total current assets	2,096,860	2,313,889
Total assets	2,692,327	2,909,356
Deferred tax liability	-	217,029
Total liabilities	1,081,026	1,298,055
Income taxes (benefit)	4,304	(212,725)
Unrealized holding gain on securities available-for-sale	542,573	325,544
Net loss per common share	(5.63)	(5.31)

March 31, 2011

	As previously reported	Restated
Deferred tax asset	$-	$520,957
Total current assets	2,515,424	3,036,381
Total assets	4,417,749	4,938,706
Deferred tax liability	-	520,957
Total liabilities	1,915,127	2,436,084
Income taxes (benefit)	850	(303,078)
Unrealized holding gain on securities available-for-sale	759,820	455,892
Net loss per common share	(1.62)	(1.19)

June 30, 2011

	As previously reported	Restated
Deferred tax asset	$-	$486,290
Total current assets	1,976,634	2,462,924
Total assets	3,676,951	4,163,241
Deferred tax liability	-	486,290
Total liabilities	3,712,164	4,198,454
Income taxes (benefit)	850	(268,411)
Unrealized holding gain on securities available-for-sale	673,153	403,892
Net loss per common share	(0.14)	(0.13)

The management of the Company has discussed with the Company’s independent registered public accounting firm the matters disclosed in this Item.

The Company’s financial statements as of and for the year ended December 31, 2010 and the three months ended March 31, 2011 reflecting the restatements described above will be included in the Company’s next amendment to its Form 8-K/A originally filed with the Securities and Exchange Commission on May 4, 2011 and as amended on July 5, and August 18, 2011.  The Company also intends to amend its Quarterly Report on Form 10-Q for the period ended June 30, 2011as filed with the SEC on August 16, 2011 to reflect the restatement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
7	Letter from EFP Rotenberg, LLP dated September 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2011	Emmaus Life Sciences, Inc.

	By:	/s/Yasushi Nagasaki.
	Name:	Yasushi Nagasaki.
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
7	Letter from EFP Rotenberg, LLP dated September 28, 2011